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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  AUGUST 5, 1996




                              ARCADIAN CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                      1-13774                  76-0275035
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)


 6750 POPLAR AVENUE, SUITE 600                                 38138-7419
     MEMPHIS, TENNESSEE                                         (Zip Code)
   (Address of principal
     executive offices)



                                 (901) 758-5200
                        (Registrant's telephone number,
                              including area code)




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                              ARCADIAN CORPORATION

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


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Item 5.  Other Events . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Item 7.  Financial Statements and Exhibits  . . . . . . . . . . . . . . . .    2

Signature         . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

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ITEM 5.   OTHER EVENTS

         On August 5, 1996, Arcadian Corporation ("Arcadian") entered into a non-binding letter of intent with Freeport- McMoRan Inc. ("FTX") regarding a potential business combination between Arcadian and FTX. Copies of the letter of intent and a related press release are filed herewith as Exhibits 99.1 and 99.2, respectively.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)     EXHIBITS

                 The following materials are filed as exhibits to this Current Report on Form 8-K:

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
 Exhibit
 Number                         Description of Exhibit
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
  99.1   --      Letter of Intent between Arcadian Corporation and
                 Freeport-McMoRan Inc. dated August 5, 1996.

  99.2   --      Press release issued by Arcadian Corporation on
                 August 7, 1996.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized, on August 7, 1996.

                                        ARCADIAN CORPORATION



                                        By:     /s/ Peter H. Kesser
                                           ---------------------------------
                                           Peter H. Kesser
                                           Vice President - Law,
                                           General Counsel and Secretary










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                                EXHIBIT INDEX


 Exhibit
 Number                         Description of Exhibit
- --------                        ----------------------
  99.1   --      Letter of Intent between Arcadian Corporation and
                 Freeport-McMoRan Inc. dated August 5, 1996.

  99.2   --      Press release issued by Arcadian Corporation on
                 August 7, 1996.